Semiannual Report
For the period ended April 30, 2005

THLee
Putnam
Capital

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

TH Lee, Putnam Emerging Opportunities Portfolio



About the fund and TH Lee, Putnam Capital LLC

TH Lee, Putnam Emerging Opportunities Portfolio ("the fund") is a closed-end interval fund. This innovative fund pursues aggressive growth by combining investments in publicly traded stocks and privately held companies in a closed-end format. With this special structure, the fund can tap into companies with the best growth potential while maintaining diversification across public and private markets.

The fund is sponsored by an affiliate of TH Lee, Putnam Capital LLC, which is a joint venture of Putnam Investments ("Putnam") and Thomas H. Lee Partners LP ("TH Lee"). This venture was founded in 1999 to offer alternative investment products to individual investors who have historically lacked access to the private-equity marketplace. Thomas H. Lee Partners LP, founded in 1974, is one of the oldest and most successful private-equity investment firms in the United States. The firm's investment strategy targets growth companies with competitive advantages in expanding or consolidating industries. Putnam Investments, founded in 1937, is one of the world's largest mutual fund companies and a leader in investment research and portfolio management through disciplined teamwork.

The fund is managed by Richard Weed, Frederick Wynn, and Raymond Haddad, who are members of Putnam's Small and Emerging Growth Team, which analyzes small- and mid-capitalization growth stocks.

The fund's management structure also includes an Investment Committee consisting of senior Putnam and TH Lee investment professionals. The Investment Committee consults with the management team and gives final approval to the structure of all private-equity deals.


Report from Fund Management

Performance commentary

During the first half of the portfolio's fiscal year, the stock market made a modest advance and the portfolio's return at net asset value (NAV) slightly outperformed its benchmark of publicly offered aggressive growth stocks. We are pleased to report that one of the fund's private equity holdings, Spirit Finance, made a successful initial public offering during the period, which contributed to the portfolio's results. Holdings across many sectors, including health care, energy, and financials, contributed positively to results, though our portfolio team's stock selection had a negative impact in the technology sector.

------------------------------------------------------------------------------
RETURN FOR PERIODS ENDED APRIL 30, 2005
------------------------------------------------------------------------------
                                                                  Russell 2500
TH Lee, Putnam Emerging Opportunities Portfolio   NAV     POP     Growth Index
------------------------------------------------------------------------------
6 months                                         1.41%  -2.91%       1.12%
------------------------------------------------------------------------------
1 year                                           4.89    0.42        2.65
------------------------------------------------------------------------------
Life of fund (since inception 7/30/01)          12.87    8.07        6.08
------------------------------------------------------------------------------
Annual average                                   3.27    2.09        1.58
------------------------------------------------------------------------------

RETURN FOR PERIODS ENDED MARCH 31, 2005 (most recent quarter)
------------------------------------------------------------------------------
                                                                  Russell 2500
TH Lee, Putnam Emerging Opportunities Portfolio   NAV     POP     Growth Index
------------------------------------------------------------------------------
6 months                                         9.34%   4.68%       9.94%
------------------------------------------------------------------------------
1 year                                           5.67    1.17        3.91
------------------------------------------------------------------------------
Life of fund (since inception 7/30/01)          17.52   12.53       12.14
------------------------------------------------------------------------------
Annual average                                   4.49    3.26        3.16
------------------------------------------------------------------------------

Past performance does not indicate future results. Performance assumes reinvestment of distributions and does not account for taxes. More recent returns may be less or more than those shown. Investment returns will fluctuate and you may have a gain or a loss when you sell your shares. Returns at public offering price (POP) reflect the highest applicable sales charge of 4.25%. Sales charges differ with the original purchase amount. The fund currently is closed to new investments. The Russell 2500 Growth Index is an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation. Indexes are not available for direct investment. For a portion of the period this fund limited expenses, without which returns would have been lower.



Market overview

The beginning of the semiannual period, in November, coincided with the start of a stock-market rally triggered by the uneventful resolution of the presidential election. Concerns about the possibility of a disputed outcome or a terrorist attack had kept markets flat for months before Election Day; but afterwards, relief was followed by enthusiasm about solid economic growth, low inflation, and relatively low interest rates. After December, however, a renewed jump in energy prices and the Federal Reserve Board's (the Fed's) ongoing series of interest-rate increases created doubts about the pace of the expansion. The Fed's statements lent credibility to indications of building inflationary pressures.

For the aggressive growth area of the market, industry-specific problems caused a setback for several sectors. First, in the pharmaceuticals industry, regulatory issues and patent expirations at large high-profile companies provoked pessimism for the industry, and contributed to declines among small- and mid-capitalization stocks. In the technology sector, stocks declined because of lower estimates for future sales growth. Semiconductor stocks were the first group hit by these concerns, but the trend spread to other industries. In April, after IBM reported disappointing sales growth-- in particular, for its global services division, which markets technology and business expertise to large corporations-- technology stocks broadly declined, dragging down the portfolio's results in the last month of its semiannual reporting period. The technology sector rebounded in May.

Strategy overview

The portfolio includes investments in both public and private equities that we select with a strategy designed to target companies with aggressive growth characteristics. With regard to the publicly traded holdings, we focus our research on small- and mid-capitalization stocks that we consider likely to achieve some of the top rates of earnings growth. Our selection process combines analysis of quantitative data with fundamental analysis of individual companies. The portfolio invests across all industry sectors, although the sector weightings of the public equity holdings tend to reflect those of the benchmark, the Russell 2500 Growth Index, which has large absolute weightings in technology, health care, and consumer cyclicals, and small absolute weightings in slow-growing sectors such as utilities, conglomerates, and basic materials.


[GRAPHIC OMITTED: pie chart ASSET ALLOCATION AS OF 4/30/05]

ASSET ALLOCATION AS OF 4/30/05

ASSET CLASS                    PERCENT OF FUND
-----------------------------------------------
* Public equities                   59.5%
-----------------------------------------------
* Private equities                  35.0
-----------------------------------------------
* Short-term investments             5.5
-----------------------------------------------

Footnote reads:
Weightings are shown as a percentage of investments. Holdings will vary over time.


The private equity holdings in the portfolio are small companies in the late venture-capital stage of development. Each decision to take a position in a specific holding is the result of a patient, diligent research process, designed to identify companies with effective, seasoned management, competitive products and services, and strong business models designed for growth. In January 2005 we decided, in consultation with the fund's Board of Trustees, that the fund will not make additional private equity investments (other than follow-on investments to protect the fund's current positions) for the foreseeable future because the current weighting of private equities is near the fund's target weighting. We will continue to monitor closely the fundamental business progress made by the private companies currently held in the portfolio.

How fund holdings affected performance

With regard to public equity holdings, one of the top performers in the period was United Defense Industries, which was an overweight position relative to the benchmark. When this company agreed to be acquired by BAE Systems Plc., a large armaments company based in the United Kingdom, the stock rose in value by approximately 50% and we sold the position at a profit.

Our stock selection decisions in both the health-care and financial sectors contributed positively to results. One of the portfolio's strongest health-care holdings was Coventry Health Care, a health maintenance organization (HMO). The HMO industry performed much better than the broad health-care sector, in part because observers believe the continuation of President Bush's administration means a reduced likelihood of major changes in health-care regulations. In the financials sector, a top performer was Investors Financial Services, a company that provides specialized services, such as global custody, multicurrency accounting, and mutual fund administration, to mutual fund complexes, investment advisors, family offices, banks, and insurance companies. The company has served the growing need of the financial industry to reduce business costs. We took profits on this position when it reached what we considered full value.

Most of the portfolio's underperforming holdings were in the technology sector. RSA Security, an overweight holding relative to the benchmark, was one of the main detractors from results. RSA specializes in making devices that allow computer users to access computer networks in a secure fashion from remote locations. However, poor sales of software applications caused the company to miss its earnings estimates in the first quarter of the year.

Two other technology stocks that underperformed were Catapult Communications Corp. and Skyworks Solutions. Catapult designs software that helps telecommunications companies test their other software applications. The stock declined when the company lost an important customer in Japan, but we believe it has appreciation potential and we continue to own it. Skyworks, which makes semiconductor modules for wireless communication devices, underperformed as revenue growth slowed recently, and we decided to sell the position because of the company's deteriorating outlook.


-----------------------------------------------------------------------
TOP SECTOR WEIGHTINGS AS OF 4/30/05 (includes both public and private holdings)
-----------------------------------------------------------------------
Health care                                                       25.8%
-----------------------------------------------------------------------
Technology                                                        22.5
-----------------------------------------------------------------------
Consumer staples                                                  15.8
-----------------------------------------------------------------------
Consumer cyclicals                                                11.3
-----------------------------------------------------------------------
Capital goods                                                      4.6
-----------------------------------------------------------------------

Weightings are shown as a percentage of net assets. Holdings will vary over time.
-----------------------------------------------------------------------


TOP 10 HOLDINGS (includes public and private companies)
-----------------------------------------------------------------------------
                                                     INDUSTRY
-----------------------------------------------------------------------------
Capella Education Co., Inc.                          Schools
-----------------------------------------------------------------------------
CommVault Systems                                    Software
-----------------------------------------------------------------------------
Refractec                                            Medical Technology
-----------------------------------------------------------------------------
Spirit Finance Corp.                                 Real Estate
-----------------------------------------------------------------------------
Restore Medical                                      Medical Technology
-----------------------------------------------------------------------------
Commerce Bancorp, Inc.                               Banking
-----------------------------------------------------------------------------
Henry Schein, Inc.                                   Health Care Distribution
-----------------------------------------------------------------------------
Celgene Corp.                                        Biotechnology
-----------------------------------------------------------------------------
Maverick Tube Corp.                                  Oil and Gas Equipment
-----------------------------------------------------------------------------
Pediatrix Medical Group, Inc.                        Health Care Services
-----------------------------------------------------------------------------

These holdings represent 43.7% of the fund's net assets as of 4/30/05. Portfolio holdings will vary over time.
-----------------------------------------------------------------------------


With regard to private equity holdings, Spirit Finance, which started the period as a private company, completed its initial public offering in December and became a publicly traded company. At current prices we believe this stock offers long-term capital appreciation potential and it had an attractive dividend yield of over 7% at the end of the reporting period.

Other private equity holdings have continued to make fundamental progress. CommVault Systems finished its most recent fiscal year with its first operating profit, and the company has made progress in strengthening its relationships with Dell Computer and Hitachi Data Systems. These relationships demonstrate the strength of the company's product offerings, which in some cases are displacing products offered by larger, better-capitalized competitors. Restore Medical, a company that treats sleep-disordered breathing problems, such as obstructive sleep apnea (OSA), has hired a new Chief Executive Officer who has a successful track record leading small medical device companies. Restore received its CE mark in Europe (which is similar to FDA approval in the United States) for OSA, which allows it to market its therapy for OSA in Europe in addition to the devices it sells for the treatment of problematic snoring. Another holding, Refractec, a company that offers ophthalmologists a technology to correct near-vision problems without the use of a laser, has developed a new technique that allows physicians to achieve treatment outcomes that are more consistent across their patients. The company has also hired a vice president for international sales with the goal of expanding sales into international markets that offer significant opportunities. Last, during the period Capella Education filed an initial registration statement with the SEC for an initial public offering. Capella, an accredited, online, degree-granting university, has enrolled more than 12,000 students across its many Ph.D., Master's, and Bachelor's programs.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future. In accordance with federal securities laws our ability to comment on private equity investments that are the subject of registration statement filings with the Securities and Exchange Commission may be limited.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our strategy and positioning of the portfolio remain consistent at all times. We will continue to emphasize aggressive growth companies of various sizes. While we do not attempt to forecast market trends, we note that publicly traded growth-style stocks have experienced a decline in recent months, in part because the stock market is adjusting to the Fed's interest-rate increases. Higher interest rates historically have compressed price multiples, meaning that even if corporate earnings remain at today's healthy levels, stock prices could decline until interest rates stabilize. The byproduct is that stock valuations become generally more attractive. While there may be volatility as the Fed continues to tighten monetary policy, we believe the economic background is still supportive. The economy is expanding at a moderate pace and new jobs are being created. With regard to private equities, as we mentioned above, we will not be adding any new holdings to the portfolio for the foreseeable future, but we remain optimistic for the business potential of the private companies currently held. We continue to communicate with the management and with the boards of directors of these companies on a regular basis and monitor their business development. Given the long-term growth rates of the companies, both private and public, that the portfolio holds, we anticipate they can achieve capital appreciation as the market recognizes and rewards their growth over time.

The views expressed here are exclusively those of TH Lee Putnam Capital Management, LLC, the fund's Manager. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/05, there is no guarantee the fund will continue to hold these securities in the future.

The fund is currently closed to new investments. If the fund is re-opened, shares of the fund may be offered only to investors who have a net worth of more than $1,500,000 or who otherwise meet the definition of a "qualified client," as defined in and adopted under the Investment Advisers Act of 1940, as amended.

An investment in the fund involves a considerable amount of risk and should be considered speculative. Because it is possible that you may lose some or all of your investment, you should not invest in the fund unless you can afford a total loss of investment. An investment in the fund involves a high degree of risk, which includes the following specific types of risk: the risks associated with venture-capital companies and venture-capital funds; investing in securities that are illiquid and subject to substantial transfer restrictions; the risks of investing in smaller companies; the fund's ability to focus holdings in a small number of industry sectors which may be relatively new or emerging industries; the risk of investing in a fund that will pay an incentive fee; investing in a fund, many of whose assets will be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove inaccurate; and the risk involved in the fund Manager's limited experience in venture-capital investing. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.



The fund's portfolio

April 30, 2005 (Unaudited)
-------------------------------------------------------------------------------

Common stocks (61.4%) *
NUMBER OF SHARES                                                          VALUE
-------------------------------------------------------------------------------

Automotive (1.1%)
-------------------------------------------------------------------------------
         7,400 BorgWarner, Inc.                                        $338,328
         8,800 CLARCOR, Inc.                                            445,368
                                                                 --------------
                                                                        783,696

Basic Materials (1.4%)
-------------------------------------------------------------------------------
        21,200 Crown Holdings, Inc. (NON)                               319,060
        14,627 Steel Dynamics, Inc.                                     397,562
        17,700 Worthington Industries , Inc.                            287,802
                                                                 --------------
                                                                      1,004,424

Biotechnology (1.8%)
-------------------------------------------------------------------------------
         9,800 Amylin Pharmaceuticals, Inc. (NON)                       166,600
        13,524 Celgene Corp. (NON)                                      512,695
         8,400 Connetics Corp. (NON)                                    182,532
        11,700 Medicines Co. (NON)                                      249,795
         4,200 Neurocrine Biosciences, Inc. (NON)                       146,832
                                                                 --------------
                                                                      1,258,454

Capital Goods (4.6%)
-------------------------------------------------------------------------------
         8,800 Applied Signal Technology, Inc.                          171,688
         9,500 Autoliv, Inc. (Sweden)                                   420,375
        10,100 Global Imaging Systems, Inc. (NON)                       350,369
        17,200 Maverick Tube Corp. (NON)                                500,348
        11,900 Mueller Industries, Inc.                                 308,210
         9,600 Pactiv Corp. (NON)                                       205,824
         5,600 Roper Industries, Inc.                                   378,952
         6,000 Terex Corp. (NON)                                        224,280
        12,700 Timken Co.                                               315,468
        16,500 WESCO International, Inc. (NON)                          398,970
                                                                 --------------
                                                                      3,274,484

Commercial and Consumer Services (0.9%)
-------------------------------------------------------------------------------
         7,000 Arbitron, Inc.                                           296,240
        21,500 Sotheby's Holdings, Inc. Class A (NON)                   352,170
                                                                 --------------
                                                                        648,410

Communication Services (1.0%)
-------------------------------------------------------------------------------
        38,100 Premiere Global Services, Inc. (NON)                     411,480
         3,900 Telephone and Data Systems, Inc.                         301,041
                                                                 --------------
                                                                        712,521

Communications Equipment (0.5%)
-------------------------------------------------------------------------------
        16,000 Aspect Communications Corp. (NON)                        136,160
         9,800 Comverse Technology, Inc. (NON)                          223,342
                                                                 --------------
                                                                        359,502

Computers (1.3%)
-------------------------------------------------------------------------------
         1,300 Avid Technology, Inc. (NON)                               64,363
        47,500 Brocade Communications Systems, Inc. (NON)               207,100
        10,200 Catapult Communications Corp. (NON)                      150,756
         7,800 Intergraph Corp. (NON)                                   230,646
         4,923 Logitech International SA ADR (Switzerland) (NON)        285,288
                                                                 --------------
                                                                        938,153

Conglomerates (0.4%)
-------------------------------------------------------------------------------
         5,700 Harsco Corp.                                             305,805

Consumer Staples (3.2%)
-------------------------------------------------------------------------------
         5,700 Alliance Data Systems Corp. (NON)                        230,280
         8,200 Blyth Industries, Inc.                                   224,762
        14,800 Career Education Corp. (NON)                             465,312
         4,400 CEC Entertainment, Inc. (NON)                            159,280
        15,100 Education Management Corp. (NON)                         422,800
         5,800 Energizer Holdings, Inc. (NON)                           330,426
        10,800 O'Charleys, Inc. (NON)                                   215,352
         4,500 Red Robin Gourmet Burgers, Inc. (NON)                    218,070
                                                                 --------------
                                                                      2,266,282

Distributors (0.7%)
-------------------------------------------------------------------------------
        18,000 Hughes Supply, Inc.                                      469,800

Electronics (3.1%)
-------------------------------------------------------------------------------
         5,600 Amphenol Corp. Class A                                   220,864
        90,870 Atmel Corp. (NON)                                        212,982
        13,000 Freescale Semiconductor, Inc. Class A (NON)              243,360
        25,900 MEMC Electronic Materials, Inc. (NON)                    303,807
        13,800 Omnivision Technologies, Inc. (NON)                      193,200
        16,900 PerkinElmer, Inc.                                        312,650
        24,700 PLX Technology, Inc. (NON)                               222,053
         8,500 QLogic Corp. (NON)                                       282,540
         7,600 Storage Technology Corp. (NON)                           211,280
                                                                 --------------
                                                                      2,202,736

Energy (4.1%)
-------------------------------------------------------------------------------
         8,000 CONSOL Energy, Inc.                                      345,920
         7,600 Cooper Cameron Corp. (NON)                               417,544
         5,500 Newfield Exploration Co. (NON)                           390,665
         5,400 Noble Energy, Inc.                                       346,248
        17,100 Oil States International, Inc. (NON)                     347,301
        19,000 Pride International, Inc. (NON)                          423,700
        11,300 Rowan Cos., Inc.                                         299,789
         8,600 Unit Corp. (NON)                                         329,896
                                                                 --------------
                                                                      2,901,063

Entertainment (0.4%)
-------------------------------------------------------------------------------
         8,100 Speedway Motorsports, Inc.                               277,830

Financial (4.3%)
-------------------------------------------------------------------------------
         9,900 Calamos Asset Management, Inc. Class A                   230,571
        25,200 Commerce Bancorp, Inc.                                   705,348
         4,398 Compass Bancshares, Inc.                                 189,202
        14,000 E*Trade Group, Inc. (NON)                                155,540
        15,500 Eaton Vance Corp.                                        363,165
         6,700 Nuveen Investments, Inc. Class A                         227,733
        19,100 Providian Financial Corp. (NON)                          318,397
        12,000 TCF Financial Corp.                                      303,480
         6,700 Texas Regional Bancshares, Inc.                          186,729
        12,900 W.R. Berkley Corp.                                       419,250
                                                                 --------------
                                                                      3,099,415

Gaming & Lottery (1.1%)
-------------------------------------------------------------------------------
         6,500 Ameristar Casinos, Inc.                                  320,450
        19,100 GTECH Holdings Corp.                                     467,377
                                                                 --------------
                                                                        787,827

Health Care Services (5.3%)
-------------------------------------------------------------------------------
         9,300 Centene Corp. (NON)                                      259,005
         5,000 Cerner Corp. (NON)                                       290,300
         2,100 Coventry Health Care, Inc. (NON)                         143,703
         6,900 Genesis HealthCare Corp. (NON)                           275,310
        13,800 Henry Schein, Inc. (NON)                                 517,638
         8,200 LifePoint Hospitals, Inc. (NON)                          364,490
         9,900 Lincare Holdings, Inc. (NON)                             422,532
         7,300 Pediatrix Medical Group, Inc. (NON)                      497,057
         5,500 Sierra Health Services, Inc. (NON)                       355,795
        11,700 Steris Corp. (NON)                                       277,056
         7,200 Triad Hospitals, Inc. (NON)                              369,000
                                                                 --------------
                                                                      3,771,886

Homebuilding (1.8%)
-------------------------------------------------------------------------------
         6,100 Hovnanian Enterprises, Inc. Class A (NON)                309,697
         3,300 Lennar Corp.                                             169,851
           600 NVR, Inc. (NON)                                          431,010
         5,800 Ryland Group, Inc. (The)                                 356,120
                                                                 --------------
                                                                      1,266,678

Leisure (0.4%)
-------------------------------------------------------------------------------
         6,400 Brunswick Corp.                                          268,800

Medical Technology (4.5%)
-------------------------------------------------------------------------------
         7,900 Atherogenics, Inc. (NON)                                  84,846
         6,100 Bausch & Lomb, Inc.                                      457,500
         3,600 C.R. Bard, Inc.                                          256,212
         7,600 DENTSPLY International, Inc.                             415,416
         8,400 Diagnostic Products Corp.                                407,400
        11,400 DJ Orthopedics, Inc. (NON)                               286,710
         3,800 Kinetic Concepts, Inc. (NON)                             233,510
         9,900 Mentor Corp.                                             363,330
         6,500 Respironics, Inc. (NON)                                  410,735
         8,300 Varian Medical Systems, Inc. (NON)                       280,042
                                                                 --------------
                                                                      3,195,701

Pharmaceuticals (2.6%)
-------------------------------------------------------------------------------
         7,500 Barr Pharmaceuticals, Inc. (NON)                         388,950
         7,700 Cephalon, Inc. (NON)                                     338,030
        16,500 IVAX Corp. (NON)                                         311,850
         3,600 Owens & Minor, Inc.                                      104,436
        11,600 Par Pharmaceutical Cos., Inc. (NON)                      348,348
        20,000 Penwest Pharmaceuticals Co. (Private) (NON)              256,000
         9,395 Salix Pharmaceuticals, Ltd. (NON)                        134,349
                                                                 --------------
                                                                      1,881,963

Real Estate (4.4%)
-------------------------------------------------------------------------------
       300,000 Spirit Finance Corp. (R)                               3,105,000

Retail (5.0%)
-------------------------------------------------------------------------------
         4,500 Abercrombie & Fitch Co. Class A                          242,775
         8,500 Advance Auto Parts, Inc. (NON)                           453,475
         7,300 BJ's Wholesale Club, Inc. (NON)                          194,545
        16,800 Claire's Stores, Inc.                                    366,576
        11,800 Michaels Stores, Inc.                                    391,760
        17,900 Pacific Sunwear of California, Inc. (NON)                404,719
        13,300 PETsMART, Inc.                                           354,445
        15,400 Ross Stores, Inc.                                        411,488
         4,400 Timberland Co. (The) Class A (NON)                       303,820
         9,200 Urban Outfitters, Inc. (NON)                             407,560
                                                                 --------------
                                                                      3,531,163

Semiconductor (3.1%)
-------------------------------------------------------------------------------
        12,400 Equifax, Inc.                                            417,260
         7,300 Fair Isaac Corp.                                         240,024
         9,100 Infospace, Inc. (NON)                                    282,009
        19,200 Ingram Micro, Inc. Class A (NON)                         319,872
        13,800 Lam Research Corp. (NON)                                 353,970
        35,700 ON Semiconductor Corp. (NON)                             122,808
        10,100 RSA Security, Inc. (NON)                                 108,474
        15,100 VeriSign, Inc. (NON)                                     399,545
                                                                 --------------
                                                                      2,243,962

Software (3.1%)
-------------------------------------------------------------------------------
         9,395 Amdocs, Ltd. (Guernsey) (NON)                            250,940
         9,300 Citrix Systems, Inc. (NON)                               209,250
         4,700 Cognos, Inc. (Canada) (NON)                              177,848
         8,600 FileNET Corp. (NON)                                      227,900
         6,400 Hyperion Solutions Corp. (NON)                           260,288
         5,400 Kronos, Inc. (NON)                                       210,870
        38,100 Parametric Technology Corp. (NON)                        202,692
         8,700 Progress Software Corp. (NON)                            232,116
        20,900 Synopsys, Inc. (NON)                                     343,596
         5,600 WebEx Communications, Inc. (NON)                         122,192
                                                                 --------------
                                                                      2,237,692

Transportation (1.3%)
-------------------------------------------------------------------------------
         5,300 Arkansas Best Corp.                                      167,109
         4,400 J. B. Hunt Transport Services, Inc.                      171,996
        11,800 Knight Transportation, Inc.                              249,334
        17,700 SkyWest, Inc.                                            320,016
                                                                 --------------
                                                                        908,455
                                                                 --------------
               Total Common stocks  (cost $41,860,259)              $43,701,702

Convertible preferred stocks (35.5%) *
NUMBER OF SHARES                                                          VALUE
-------------------------------------------------------------------------------
       449,640 Capella Education Co., Inc. Ser. G, zero % cv.
               pfd. (Private) (acquired 2/14/02, cost $5,009,274)
                (RES) (NON) (F)                                      $8,992,796
     2,235,708 CommVault Systems Ser. CC, zero % cv. pfd.
               (Private)  (acquired various dates from 1/30/02
               through 9/4/03,  cost $7,011,032) (RES) (NON)          8,048,549
       833,333 Refractec Ser. D, zero % cv. pfd. (Private)
               (acquired  various dates from 8/16/02 through
               6/30/03,  cost $4,999,998) (RES) (NON) (F) (AFF)       5,249,998
     1,145,039 Restore Medical Ser. C, zero % cv. pfd. (Private)
               (acquired 1/28/04, cost $3,009,673) (RES) (NON)
               (AFF) (F)                                              3,000,002
                                                                 --------------
               Total Convertible preferred stocks
               (cost $20,029,977)                                   $25,291,345

Short-term investments (5.6%) * (cost $4,007,000)
PRINCIPAL AMOUNT                                                          VALUE
-------------------------------------------------------------------------------
    $4,007,000 Repurchase agreement dated April 29, 2005 with
               Bank of America due May 2, 2005 with respect
               to various  U.S. Government obligations--
               maturity value of  $4,007,985 for an effective
               yield of 2.95%  (collateralized by Freddie Mac
               zero % due 6/30/2005,  valued at $4,011,110)          $4,007,000
-------------------------------------------------------------------------------
               Total Investments  (cost $65,897,236)                $73,000,047
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $71,185,425.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2005 was $25,291,345 or 35.5% of net assets.

(AFF) Affiliated Companies (Note 4).

  (F) Security is valued at fair value following procedures approved by the Trustees (Note 1).

  (R) Real Estate Investment Trust.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.

Written options outstanding at April 30, 2005 (Unaudited)
(premiums received $6,829)

CONTRACT                                    EXPIRATION DATE/
AMOUNT                                      STRIKE PRICE                  VALUE
-------------------------------------------------------------------------------
 1,431 Ambercrombie & Fitch Co. (Call)      May 05/64.44                    $29
 2,719 Celgene Corp. (Call)                 May 05/39.35                  2,507
   939 Citrix Systems, Inc. (Call)          May 05/25.75                      4
 5,041 Skyworks Solution, Inc. (Put)        May 05/5.67                   2,353
                                                                      ---------
                                                                         $4,893



Statement of assets and liabilities

April 30, 2005 (Unaudited)
------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $57,887,565)                 $64,750,047
------------------------------------------------------------------------------
Affiliated issuers (identified cost $8,009,671) (Note 4)             8,250,000
------------------------------------------------------------------------------
Cash                                                                        82
------------------------------------------------------------------------------
Dividends receivable                                                    12,406
------------------------------------------------------------------------------
Receivable for securities sold                                         396,308
------------------------------------------------------------------------------
Total assets                                                       $73,408,843
------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------
Payable for securities purchased                                       821,782
------------------------------------------------------------------------------
Payable for shareholder servicing fees (Note 2)                         61,927
------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                           150,885
------------------------------------------------------------------------------
Payable for incentive fee (Note 2)                                   1,073,274
------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)              18,641
------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                  18,750
------------------------------------------------------------------------------
Payable for administrative services (Note 2)                             6,372
------------------------------------------------------------------------------
Written options outstanding, at value (premiums received $6,829)
(Note 1)                                                                 4,893
------------------------------------------------------------------------------
Other accrued expenses                                                  66,894
------------------------------------------------------------------------------
Total liabilities                                                    2,223,418
------------------------------------------------------------------------------
Net assets                                                         $71,185,425
------------------------------------------------------------------------------

Represented by
------------------------------------------------------------------------------
Paid-in capital (Note 1)                                           $59,018,192
------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)           (1,972,492)
------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                7,034,978
------------------------------------------------------------------------------
Net unrealized appreciation of investments                           7,104,747
------------------------------------------------------------------------------
Total-- Representing net assets applicable to capital shares
outstanding                                                        $71,185,425
------------------------------------------------------------------------------

Computation of net asset value
------------------------------------------------------------------------------
Net asset value and redemption price per common share
($71,185,245 divided by 2,693,108 shares)                               $26.43
------------------------------------------------------------------------------
Offering price per common share (100/95.75 of $26.43) *                 $27.60
------------------------------------------------------------------------------

* On single retail shares of less than $500,000. On sales of $500,000 or more and on group sales, the offering price is reduced.

  The accompanying notes are an integral part of these financial statements.



Statement of operations

Six months ended April 30, 2005 (Unaudited)
------------------------------------------------------------------------------

Investment income:
------------------------------------------------------------------------------
Dividends (net of foreign tax of $354)                                $274,112
------------------------------------------------------------------------------
Interest                                                                30,522
------------------------------------------------------------------------------
Total investment income                                                304,634
------------------------------------------------------------------------------

Expenses:
------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                       452,248
------------------------------------------------------------------------------
Incentive fee (Note 2)                                                 211,288
------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                        26,368
------------------------------------------------------------------------------
Custodian fees (Note 2)                                                 42,613
------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              38,207
------------------------------------------------------------------------------
Administrative services (Note 2)                                        38,082
------------------------------------------------------------------------------
Shareholder servicing fees (Note 2)                                     91,083
------------------------------------------------------------------------------
Legal                                                                   66,803
------------------------------------------------------------------------------
Other                                                                   43,012
------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                        (101,201)
------------------------------------------------------------------------------
Net expenses                                                           908,503
------------------------------------------------------------------------------
Net investment loss                                                   (603,869)
------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                     5,900,554
------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                    11,767
------------------------------------------------------------------------------
Net unrealized depreciation of investments and written
options during the period                                           (3,948,518)
------------------------------------------------------------------------------
Net gain on investments                                              1,963,803
------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $1,359,934
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                           Six months ended         Year ended
                                                   April 30         October 31
                                                      2005*               2004
------------------------------------------------------------------------------

Decrease in net assets
------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------
Net investment loss                              $(603,869)        $(1,857,057)
------------------------------------------------------------------------------
Net realized gain on investments                 5,912,321          11,775,704
------------------------------------------------------------------------------
Net unrealized depreciation of investments      (3,948,518)         (6,255,100)
------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       1,359,934           3,663,547
------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
------------------------------------------------------------------------------
From net realized long-term gain on investments (1,368,623)                 --
------------------------------------------------------------------------------

Capital share transactions:
------------------------------------------------------------------------------
Proceeds from shares issued                        898,627           2,119,730
------------------------------------------------------------------------------
Reinvested in connection with distributions        995,905                  --
------------------------------------------------------------------------------
Cost of shares repurchased (Note 5)             (8,242,286)        (18,261,812)
------------------------------------------------------------------------------
Decrease from capital share transactions        (6,347,754)        (16,142,082)
------------------------------------------------------------------------------
Total decrease in net assets                    (6,356,443)        (12,478,535)
------------------------------------------------------------------------------

Net assets
------------------------------------------------------------------------------
Beginning of period                             77,541,868          90,020,403
------------------------------------------------------------------------------
End of period                                  $71,185,425         $77,541,868
------------------------------------------------------------------------------

Number of fund shares
------------------------------------------------------------------------------
Shares outstanding at beginning of period        2,921,173           3,554,909
------------------------------------------------------------------------------
Shares issued                                       32,676              81,188
------------------------------------------------------------------------------
Shares reinvested                                   36,790                  --
------------------------------------------------------------------------------
Shares repurchased (Note 5)                       (297,531)           (714,924)
------------------------------------------------------------------------------
Shares outstanding at end of period              2,693,108           2,921,173
------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Statement of cash flows

For the period ended April 30, 2005 (Unaudited)
------------------------------------------------------------------------------

Increase in cash
------------------------------------------------------------------------------

Cash flows from operating activities:
------------------------------------------------------------------------------
Net increase in net assets from operations                          $1,359,934
------------------------------------------------------------------------------
Adjustments to reconcile net decrease in net assets from
operations to net cash used in operating activities:
------------------------------------------------------------------------------
Purchase of investment securities                                  (40,560,160)
------------------------------------------------------------------------------
Proceeds from disposition of investment securities                  53,561,538
------------------------------------------------------------------------------
Purchase of short-term investment securities, net                   (4,007,000)
------------------------------------------------------------------------------
Decrease in dividends receivable                                           213
------------------------------------------------------------------------------
Increase in payable for shareholder servicing fees                       5,690
------------------------------------------------------------------------------
Decrease in payable for compensation of Manager                        (21,919)
------------------------------------------------------------------------------
Increase in payable for incentive fee                                  211,288
------------------------------------------------------------------------------
Decrease in payable for investor servicing and custodian fees          (19,945)
------------------------------------------------------------------------------
Decrease in payable for administration services                         (6,108)
------------------------------------------------------------------------------
Increase in written options outstanding                                  6,829
------------------------------------------------------------------------------
Decrease in other accrued expenses                                     (19,276)
------------------------------------------------------------------------------
Net realized gain on investments                                    (5,912,321)
------------------------------------------------------------------------------
Net unrealized depreciation on investments during the period         3,948,518
------------------------------------------------------------------------------
Net cash used in operating and investing activities                 $8,547,281
------------------------------------------------------------------------------
Cash flows from financing activities:
------------------------------------------------------------------------------
Proceeds from shares sold                                              898,626
------------------------------------------------------------------------------
Payment of shares redeemed                                          (8,242,286)
------------------------------------------------------------------------------
Cash distribution to shareholders paid                                (372,716)
------------------------------------------------------------------------------
Net cash provided by financing activities                           (7,716,376)
------------------------------------------------------------------------------
Net increase in cash                                                   830,905
------------------------------------------------------------------------------
Cash balance, beginning of period                                     (830,823)
------------------------------------------------------------------------------
Cash balance, end of period                                                $82
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights

(For a common share outstanding throughout the period)
                                                                    Six months
                                                                    ended                                     For the period
                                                                    April 30                                  July 30, 2001+
Per-share                                                           (Unaudited)      Year ended October 31     to October 31
operating performance                                               2005         2004         2003         2002         2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $26.54       $25.32       $18.91       $22.44       $23.88
--------------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)(b)                                 (.22)        (.59)        (.45)        (.38)          -- (e)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               .61         1.81         6.86        (3.11)       (1.44)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     .39         1.22         6.41        (3.49)       (1.44)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
From net investment income                                            --           --           --         (.04)          --
--------------------------------------------------------------------------------------------------------------------------------
From net realized  gain on investments                              (.50)          --           --           --           --
--------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                --           --           --           -- (e)       --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.50)          --           --         (.04)          --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,  end of period                                   $26.43       $26.54       $25.32       $18.91       $22.44
--------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value  after incentive fee (%)(c)         1.41*        4.82        33.90       (15.61)       (6.03)*
--------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value before incentive fee (%)(c)         1.77*        5.53        34.43       (15.61)       (6.03)*
--------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                         $71,185      $77,542      $90,020      $73,682      $85,908
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets after incentive fee (%)(b)(d)                                1.20*        2.49         2.30         2.21          .58*
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets before incentive fee (%)(b)(d)                                .92*        1.85         1.85         2.21          .58*
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average
net assets after incentive fee (%)(b)                               (.79)*      (2.30)       (2.17)       (1.76)          --*
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        54.59*      100.29        93.90       102.88        11.20*
--------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses of the fund for the periods ended April 30, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001
    reflect a reduction of 0.13%, 0.15%, 0.10%, 0.07%, and 0.04%, respectively, based on average net assets.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Amount represents less than $0.01 per share.




Notes to financial statements
April 30, 2005 (Unaudited)

Note 1 Significant accounting policies
------------------------------------------------------------------------
TH Lee, Putnam Emerging Opportunities Portfolio (the "fund") is a series of TH Lee, Putnam Investment Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing at least 80% of its total assets in publicly traded growth stocks and privately issued venture capital investments. The fund may invest up to 50% of its portfolio in private equity investments as well as up to 5% of its assets in private equity funds.

The fund offers its shares at net asset value plus a maximum front-end sales charge of 4.25%. The fund provides a limited degree of liquidity to its shareholders by conducting quarterly repurchase offers. In each repurchase offer, the fund intends to repurchase 5% of its outstanding shares at their net asset value. The fund may also, at any time, conduct additional sales of its shares to qualified clients, as defined in the Investment Advisors Act of 1940 as amended. On January 26, 2005 the Trustees closed the fund to any new sales (except through dividend reinvestments). The Trustees may consider reopening the fund to new sales again if current conditions change.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation

Investments for which market quotations are readily available are stated at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for private equity securities: such investments are initially valued at cost and then stated at fair value following procedures approved by the Trustees. As part of those procedures, TH Lee, Putnam Capital Management, LLC (the "Manager"), a subsidiary of Putnam, LLC ("Putnam") and TH Lee, Putnam Capital, LLC (a joint venture of Putnam and Thomas H. Lee Partners, LP) will monitor each fair valued security on a daily basis and will adjust its value, as necessary, based on such factors as the financial and/or operating results, the general developments in the issuer's business including products and services offered, management changes, changes in contracts with customers, issues relating to financing, the likelihood of a public offering, the liquidity of the security, any legal or contractual restrictions, the value of an unrestricted related public security and other analytical data. Securities fair valued at April 30, 2005 represented 35.9% of the fund's net assets. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates fair value.

B) Security transactions and related investment income

Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

C) Repurchase agreements

The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. The Manager is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Futures and options contracts

The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

E) Federal taxes

It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $66,092,507, resulting in gross unrealized appreciation and depreciation of $9,507,391 and $2,599,851, respectively, or net unrealized appreciation of $6,907,540.

F) Distributions to shareholders

Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

G) Deal related costs

Deal related costs are comprised primarily of legal and consulting costs incurred in connection with private equity investment transactions of the fund, whether or not consummated. Deal related costs that are attributable to existing private equity securities are added to the cost basis of the investments. All other deal related costs are expensed as incurred.

H) Statement of cash flows

The cash amount shown in the Statement of cash flows is the amount reported as cash in the fund's Statement of assets and liabilities and represents cash on hand at its custodian and does not include any short-term investments at April 30, 2005.

Note 2 Management fee, administrative services and other transactions
----------------------------------------------------------------------

The fund has entered into a Management Contract with the Manager. As compensation for the services rendered and expenses borne by the Manager, the fund pays the Manager a fee at an annual rate of 1.20% of the average daily net assets of the fund, computed daily and payable monthly.

In addition, the fund will accrue daily a liability for incentive fees payable equal to 20% of the realized and unrealized gains less realized and unrealized losses on investments that were originally purchased by the fund in private equity transactions. The fund will not accrue an incentive fee unless all realized and unrealized losses from prior periods have been offset by realized (and, where applicable unrealized) gains. The fund will pay annually, on December 31, to the Manager a fee equal to 20% of the aggregate incentive fee base, calculated from the commencement of the fund's operations, less the cumulative amount of the incentive fee paid to the Manager in previous periods. The incentive fee base for a private equity security equals realized gains less realized and unrealized losses until the issuer of the security has completed an initial public offering and any applicable lock-up period has expired and, thereafter, equals realized and unrealized gains less realized and unrealized losses. In the case of private equity funds, the incentive fee base equals the sum of all amounts that are actually distributed to the fund less realized and unrealized losses. The fund does not pay any incentive fee on a private equity holding until the fund sells the holding or the holding becomes freely sellable. At April 30, 2005, incentive fees totaling $1,073,274 have been accrued based on the aggregate incentive fee base, of which $211,288 was earned for the six months ended April 30, 2005.

The Manager has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through October 31, 2005, to the extent that expenses of the fund (exclusive of the incentive fee, interest expense on any borrowings, offering costs and any extraordinary expenses) exceed an annual rate of 1.85% of its average daily net assets.

The fund has entered into an Administrative Services Contract with Putnam Fiduciary Trust Company ("PFTC"), an affiliate of the Manager, to provide administrative services, including fund accounting and the pricing of the fund shares. As compensation for the services, the fund pays PFTC a fee at an annual rate of 0.10% of the average daily net assets of the fund, computed daily and payable monthly.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. For the six months ended April 30, 2005, the fund paid PFTC $66,151 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended April 30, 2005, there was no reduction to the fund's expenses under these arrangements.

Each independent Trustee of the Trust receives an annual Trustee fee of $25,000. Trustees receive additional fees for attendance at certain committee meetings.

The fund intends to pay compensation to selected brokers and dealers that are not affiliated with the fund, the Manager or Putnam, that hold shares for their customers in accordance with the shareholder servicing agreements between the fund and the brokers and dealers. The shareholder servicing fee is accrued daily and payable quarterly at an annual rate of 0.25% of the average daily net assets attributable to outstanding shares beneficially owned by customers of the brokers and dealers.

For the six months ended April 30, 2005, Putnam Retail Management, acting as underwriter received net commissions of $1,645 from the sale of common shares.

Note 3 Purchases and sales of securities
-----------------------------------------------------------------------------
During the six months ended April 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $40,776,635 and $51,541,115, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period are summarized as follows:
------------------------------------------------------------------------------
                                                      Contract        Premiums
                                                       Amounts        Received

Written options outstanding  at beginning of period         --             $--
------------------------------------------------------------------------------
Options opened                                          33,317          20,893
Options exercised                                       (4,608)         (2,297)
Options expired                                        (18,579)        (11,767)
Options closed                                              --              --
------------------------------------------------------------------------------
Written options outstanding  at end of period           10,130          $6,829
------------------------------------------------------------------------------

Note 4 Transactions with affiliated issuers
------------------------------------------------------------------------------
Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

Name of Affiliates   Purchase Cost   Sales Cost   Dividend Income   Fair Value
------------------------------------------------------------------------------
Refractec                      $--          $--               $--   $5,249,998
Restore Medical                 --           --                --    3,000,002
------------------------------------------------------------------------------
Totals                         $--          $--               $--   $8,250,000
------------------------------------------------------------------------------

Fair value amounts are shown for issues that are affiliated at period end.

Note 5 Share repurchase

To provide liquidity to the shareholders, the fund has a policy of making offers to repurchase a portion of its shares on a quarterly basis. Repurchases are made in February, May, August and November of each year. Repurchase offers are made for at least 5% (but not more than 25%) of its shares in any quarter with the approval of the Trustees. If the number of shares tendered for repurchase exceeds the offering limit, or if the Manager in its discretion elects to limit repurchases to 5% of the fund's shares, the fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the fund. During the six months ended April 30, 2005, the fund repurchased 297,531 shares valued at $8,242,286.

On February 11, 2005, the fund received actual redemption requests totaling $5,060,332 or 6.463% of total fund assets above the 5% offering limit. To protect the liquidity of the fund and as a protective measure for shareholders choosing to remain in the fund, the Manager elected to pro-rate the repurchases, and each shareholder requesting a redemption of his/her shares received a pro-rated portion equal to 77% of the shares the shareholder requested be repurchased.

                                         Shares
Date                                     Repurchased                 Amount
---------------------------------------------------------------------------
November 2004                            156,492                 $4,312,929
February 2005                            141,039                  3,929,357
---------------------------------------------------------------------------

At April 30, 2005, the Manager owned 209,687 shares of the fund (7.8% of shares outstanding) valued at $5,542,027.

Note 6 Regulatory matters and litigation
---------------------------------------------------------------------------

Putnam Investment Management, LLC, ("Putnam Management") an indirect wholly owned subsidiary of Putnam, LLC, and an affiliate of TH Lee, Putnam Capital Management LLC, entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders of certain Putnam funds (not including the fund) pursuant to a plan developed by an independent consultant, with payments to shareholders of such funds currently expected by the end of the summer.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds (but not including the fund). Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. These amounts subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the Securities and Exchange Commission. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing. Although the Manager is not a party to this settlement, the Manager intends to make a voluntary payment to the fund on the same basis as the civil penalty payable to the applicable Putnam funds.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

PROXY VOTING

TH Lee, Putnam Capital is committed to managing its mutual funds in the best interests of shareholders. The Fund's proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the fund's proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

FUND PORTFOLIO HOLDINGS

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.



Not FDIC Insured
May Lose Value
No Bank Guarantee

Fund information

INVESTMENT MANAGER

TH Lee, Putnam Capital Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, L.P.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

TRUSTEES

John A. Hill
Chairman

Joseph L. Bower

Stephen B. Kay

Thomas H. Lee

OFFICERS

Linwood E. Bradford
President and Principal Executive Officer

Stephen D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Vice President and Principal Accounting Officer

Amrit Kanwal
Vice President and Treasurer

Francis J. McNamara, III
Vice President, Chief Legal Officer and Clerk

Robert R. Leveille
Vice President and Assistant Clerk

James P. Pappas
Vice President

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

TH Lee Putnam Capital

One Post Office Square
Boston, Massachusetts 02109

225019  6/05



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
-------------------------------------------------------------------------
Company and Affiliated Purchasers
---------------------------------
Registrant Purchase of Equity Securities

--------------------------------------------------------------------------------------------------------------------------
                                                     Total Number of Shares
                                                        Purchased as Part       Maximum Number (or Approximate Dollar
                Total Number of   Average Price Paid  of Publicly Announced   Value) of Shares that May Yet Be Purchased
Period          Shares Purchased     per Share          Plans or Programs          under the Plans or Programs
--------------------------------------------------------------------------------------------------------------------------
August 14, 2004
November 12, 2004   156,492           $27.56              156,492                              --

November 13, 2004
through
February 11, 2005   141,039           $27.86              141,039                              --
--------------------------------------------------------------------------------------------------------------------------


The fund has a policy of making offers to repurchase a portion of its shares on a quarterly basis. Repurchase offers are made for at least 5% (but not more than 25%) of its shares in any quarter with the approval of the Trustees. If the number of shares tendered for repurchase exceeds the offering limit, or if the Manager in its discretion elects to limit repurchases to 5% of the fund's shares, the fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the fund.

On February 11, 2005, the fund received actual redemption requests totaling 6.463% of the total fund assets above the 5% offering limit. To prtect the liquidity of the fund and as a protective measure for shareholders choosing to remain in the fund, the Manager elected to pro-rate the repurchases, and each shareholder requesting a redemption of his/her shares received a pro-rated portion equal to 77% of the shares the shareholder requested be repurchased.

                        Date Plan Announced    Expiration Date
August 14, 2004         -------------------   -----------------
November 12, 2004        October 20, 2004     November 12, 2004

November 13, 2004 through
February 11, 2005        January 12, 2005     February 11, 2005


Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 24, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Linwood E. Bradford
                                     ---------------------------
                                     Linwood E. Bradford
                                     Principal Executive Officer
Date: June 24, 2005

By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 24, 2005